SUPPLEMENT DATED NOVEMBER 28, 2011
TO

PROSPECTUSES DATED AUGUST 12, 2011
FOR SUN LIFE SOLUTIONS NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT N

The address for the Home Office of Sun Life Insurance and Annuity Company of New York has changed.

The new address is:

One Grand Central Place
60 East 42nd Street, Suite 3100
New York, NY  10165

Please retain this supplement with your prospectus for future reference.

SLNY N 11/2011